Exhibit 99.2

Stratus Media Group, Inc. and ProElite, Inc.
 Pro Forma Combined Financial Statements
(unaudited)

Stratus Media Group, Inc. and ProElite, Inc.
 Pro Forma Combined Balance Sheets
June 30, 2011
(unaudited)

	Stratus Media		Pro forma		Pro Forma
	Group, Inc. (1)	ProElite, Inc. (2)	Adjustments		Combined
	(Historical)	(Historical)
ASSETS

Current assets
Cash	$5,843,367	$21,694	$-		$5,865,061
Advances to subsidiary	2,011,659		(2,011,659)	(a)	-
Accounts receivable		53,500			53,500
Deposits and prepaid expenses	1,054,450				1,054,450
Total current assets	8,909,476	75,194	(2,011,659)		6,973,011

Property and equipment, net	87,576				87,576
Intangible assets, net	2,232,983				2,232,983
Goodwill	1,073,345		2,000,000	(b)	3,073,345
Acquisition deposit	100,000				100,000
Total assets	$12,403,380	$75,194	$(11,659)		$12,466,915

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
Advances from parent	$-	$11,659	$(11,659)	(a)	$-
Accounts payable	622,733	4,358			627,091
Deferred salary	345,529				345,529
Accrued interest	439,473				439,473
Accrued expenses - legal judgments	90,732				90,732
Other accrued expenses and other liabilities	972,117				972,117
Loans payable to officers and a director	185,334				185,334
Current portion of notes payable	455,000				455,000
Notes payable	73,017				73,017
Total current liabilities	3,183,935	16,017	(11,659)		3,188,293

Non-current liabilities
Non-current portion of notes payable	625,000				625,000

Total liabilities	3,808,935	16,017	(11,659)		3,813,293

Commitments and contingencies

Shareholders' equity
Preferred Stock	69				69
Common stock	75,555	6,685	(6,685)	(c)	75,555
Common stock to be issued		1,079,973	(1,079,973)	(c)	-
Minority interest			(92,079)	(d)	(92,079)
Additional paid-in capital	38,860,283	84,051,915	(84,051,915)	(c)	39,011,539
			151,256	(e)
Accumulated deficit	(30,341,462)	(85,079,396)	85,079,396	(c)	(30,341,462)
Total shareholders' equity	8,594,445	59,177	-		8,653,622
Total liabilities and shareholders' equity	$12,403,380	$75,194	$(11,659)		$12,466,915

(1) Source: unaudited financial statements of Stratus Media Group, Inc. included in Form 10-Q for the six months ended June 30, 2011.
(2) Source:  unaudited financial statements of ProElite, Inc. for the six months ended June 30, 2011 included elsewhere in this Form 8-K.

See accompanying notes to pro forma combined financial statements

Stratus Media Group, Inc. and ProElite, Inc.
Pro Forma Combined Statements of Operations
For the Six Months Ended June 30, 2011
 (unaudited)

	Stratus Media		Pro forma		Pro Forma
	Group, Inc. (1)	ProElite, Inc. (2)	Adjustments		Combined
	(Historical)	(Historical)

Net revenues	$-	$259,000	$-		$259,000
Cost of revenues	-	-	-		-
Gross profit	-	259,000	-		259,000

Operating expenses
General and administrative	1,999,024	971,162	(602,800)	(f)	2,367,386
Warrant expense and fair value charge for stock sales	883,105				883,105
Legal and professional services	822,213				822,213
Depreciation and amortization	26,759				26,759
Total operating expenses	3,731,101	971,162	(602,800)		4,099,463

Loss from operations	(3,731,101)	(712,162)	602,800		(3,840,463)

Other (income)/expenses
Other (income)/expenses	-	-			-
Interest expense	128,839	31,694			160,533
Total other expenses	128,839	31,694	-		160,533

Net loss	$(3,859,940)	$(743,856)	$602,800		$(4,000,996)

Basic and diluted loss per share	$(0.06)	$(0.01)			$(0.06)

Basic and diluted weighted- average common shares	68,704,527	63,854,726			68,704,527

(1) Source: unaudited financial statements of Stratus Media Group, Inc. included in Form 10-Q for the six months ended June 30, 2011.
(2) Source:  unaudited financial statements of ProElite, Inc. for the six months ended June 30, 2011 included elsewhere in this Form 8-K.

See accompanying notes to pro forma combined financial statements

 Stratus Media Group, Inc. and ProElite, Inc.
Pro Forma Combined Statements of Operations
For the Six Months Ended June 30, 2010
 (unaudited)

	Stratus Media		Pro forma		Pro Forma
	Group, Inc. (1)	ProElite, Inc. (2)	Adjustments		Combined
	(Historical)	(Historical)

Net revenues	$-	$42,500	$-		$42,500
Cost of revenues	-	-	-		-
Gross profit	-	42,500	-		42,500

Operating expenses
General and administrative	947,008	634,073	(286,800)	(g)	1,294,281
Warrant expense and fair value					-
charge for stock sales	1,455,437				1,455,437
Legal and professional services	589,813				589,813
Depreciation and amortization	23,886				23,886
Total operating expenses	3,016,144	634,073	(286,800)		3,363,417

Loss from operations	(3,016,144)	(591,573)	286,800		(3,320,917)

Other (income)/expenses
Other (income)/expenses	525,378	-			525,378
Interest expense	32,622				32,622
Total other expenses	558,000	-	-		558,000

Net loss	$(3,574,144)	$(591,573)	$286,800		$(3,878,917)

Basic and diluted loss per share	$(0.06)	$(0.01)			$(0.06)

Basic and diluted weighted- average common shares	59,938,132	60,854,726			59,938,132

(1) Source: unaudited financial statements of Stratus Media Group, Inc. included in Form 10-Q for the six months ended June 30, 2010.
(2) Source:  unaudited financial statements of ProElite, Inc. for the six months ended June 30, 2010 included elsewhere in this Form 8-K.

See accompanying notes to pro forma combined financial statements

Stratus Media Group, Inc. and ProElite, Inc.
Pro Forma Combined Statements of Operations
For the Year Ended December 31, 2010

	Stratus Media		Pro forma		Pro Forma
	Group, Inc. (1)	ProElite, Inc. (2)	Adjustments		Combined
	(Historical)	(Historical)

Net revenues	$40,189	$324,500	$-		$364,689
Cost of revenues	210,393	-	-		210,393
Gross profit (loss)	(170,204)	324,500	-		154,296

Operating expenses
General and administrative	2,167,840	1,365,972	(508,600)	(h)	3,025,272
Impairment of intangible assets	650,000	972			650,000
Warrant expense and fair value charge for stock sales	2,934,040				2,934,040
Legal and professional services	1,665,200				1,665,200
Depreciation and amortization	49,672				49,672
Total operating expenses	7,466,752	1,365,972	(508,600)		8,324,124

Loss from operations	(7,636,956)	(1,041,472)	508,600		(8,169,828)

Other (income)/expenses
Other (income)/expenses	691,260	-			691,260
Interest expense	81,389				81,389
Total other expenses	772,649	-	-		772,649

Net loss	$(8,409,605)	$(1,041,472)	$508,600		$(8,942,477)

Basic and diluted loss per share	$(0.14)	$(0.02)			$(0.15)

Basic and diluted weighted- average common shares	61,580,154	60,854,726			61,580,154

(1) Source:  audited financial statements of Stratus Media Group, Inc. for included in Form 10-K for the year ended December 31, 2010.
(2) Source:  audited financial statements of ProElite, Inc. for the year ended December 31, 2010 included elsewhere in this Form 8-K.

See accompanying notes to pro forma combined financial statements

Stratus Media Group, Inc. and ProElite, Inc.
Notes to Pro Forma Combined Financial Statements

NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined balance sheet presents the accounts of Stratus Media Group, Inc.  (“Stratus”) and ProElite, Inc. (“ProElite”) as if the acquisition of ProElite by Stratus occurred on June 30, 2011.  The accompanying pro forma combined statement of operations presents the accounts of Stratus and ProElite for the year ended December 31, 2010, for the six months ended June 30, 2010 as if the acquisition occurred on January 1, 2010, and for the six months ended June 30, 2011 as if the acquisition occurred on January 1, 2011.

The following adjustments would be required if the acquisition occurred as indicated above (referenced to pro forma financial statements):

(a)	Advances from Stratus to ProElite ($2,000,000 recorded by ProElite as additional paid-in capital to reflect acquisition price)
(b)	Goodwill related to acquisition of ProElite by Stratus
(c)	Eliminate equity accounts of ProElite
(d)	Recognize minority interest related to Stratus’ ownership of 95% of ProElite
(e)	Miscellaneous pro forma adjustments to additional paid in capital
(f)
Adjustment for expenses that would not be incurred if the acquisition had occurred on January 1, 2011, or are non-recurring in nature:  $100,000 for directors and officers insurance; $19,800 for depreciation related to assets that would be written off; $101,000 for stock compensation expense related to a ProElite stock option program that would be replace by a Stratus stock option program; $350,000 for a legal settlement; and $31,000 for interest on that settlement.

(g)
Adjustment for expenses that would not be incurred if the acquisition had occurred on January 1, 2010:  $100,000 for directors and officers insurance; $19,800 for depreciation related to assets that would be written off; and $167,000 for stock compensation expense related to a ProElite stock option program that would be replace by a Stratus stock option program.

(h)
Adjustment for expenses that would not be incurred if the acquisition had occurred on January 1, 2010:  $200,000 for directors and officers insurance; $39,600 for depreciation related to assets that would be written off; and $269,000 for stock compensation expense related to a ProElite stock option program that would be replace by a Stratus stock option program.